                                                                  EXECUTION COPY

             AMENDMENT NO. 1 TO SECOND PRIORITY SUBSIDIARY SECURITY
           AGREEMENT, SECOND PRIORITY SUBSIDIARY GUARANTEE AND SECOND
           PRIORITY INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT

                    AMENDMENT NO. 1, dated as of April 15, 2003 (this
               "Amendment"), to (i) the SECOND PRIORITY SUBSIDIARY SECURITY
               AGREEMENT, dated as of June 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Second Priority
               Subsidiary Security Agreement"), among each of the subsidiaries of Rite Aid Corporation ("Rite Aid") identified on the signature pages thereto and any other person that became a Subsidiary
               Guarantor pursuant to the Second Priority Debt Documents
               (collectively, the "Grantors") and Wilmington Trust Company, a
               Delaware banking corporation, as collateral trustee (in such capacity, the "Second Priority Collateral Trustee") for the
               Second Priority Debt Parties, (ii) the SECOND PRIORITY SUBSIDIARY
               GUARANTEE, dated as of June 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Second Priority
               Subsidiary Guarantee"), among each of the subsidiaries of Rite
               Aid listed on Schedule I thereto and any other person that became a party thereto pursuant to the Second Priority Debt Documents
               (collectively, the "Subsidiary Guarantors") and the Second
               Priority Collateral Trustee, and (iii) the SECOND PRIORITY
               INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT, dated as of
               June 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Second Priority Indemnity, Subrogation and Contribution Agreement"), among Rite Aid, the Subsidiary
               Guarantors and the Second Priority Collateral Trustee.

                                    RECITALS

          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Senior Credit Facility dated as of June 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Senior Credit Facility"), among Rite Aid, the Banks (as defined therein) and Citicorp USA, Inc., as a Swingline Bank, as an Issuing Bank
and as administrative agent and collateral agent for the Banks, as the case may
be.

          B. Rite Aid has requested that it be permitted to incur up to
$800,000,000 aggregate principal amount of Additional Second Priority Debt.

          C. Rite Aid has requested that the definition of "Additional Second
Priority Debt" be amended in the Definitions Annex to each of the Second
Priority Security Agreement, the Second Priority Subsidiary Guarantee and the
Second Priority

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Indemnity, Subrogation and Contribution Agreement in order to permit Rite Aid to incur such amount of Additional Second Priority Debt.

          D. The parties hereto are willing, subject to the terms and conditions set forth in this Amendment, to so amend the Second Priority Subsidiary Security
Agreement, the Second Priority Subsidiary Guarantee and the Second Priority
Indemnity, Subrogation and Contribution Agreement.

          E. The parties hereto are entering into this Amendment pursuant to
Section 20 of the Second Priority Subsidiary Security Agreement, Section 13(b)
of the Second Priority Subsidiary Guarantee and Section 6(b) of the Second
Priority Indemnity, Subrogation and Contribution Agreement.

                                   AGREEMENTS

          In consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Amendment to the Second Priority Subsidiary Security
Agreement, Second Priority Subsidiary Guarantee and Second Priority Indemnity,
Subrogation and Contribution Agreement. Effective as of the Amendment Effective
Date (as defined below):

          (a) the definition of "Additional Second Priority Debt" in the
Definitions Annex to each of the Second Priority Security Agreement, the Second
Priority Subsidiary Guarantee and the Second Priority Indemnity, Subrogation and
Contribution Agreement is hereby amended by replacing the reference in such definition to "$300,000,000" with a reference to "$800,000,000"; and

          (b) the Definitions Annex to each of the Second Priority Security
Agreement, the Second Priority Subsidiary Guarantee and the Second Priority
Indemnity, Subrogation and Contribution Agreement is hereby amended to insert the following new definitions alphabetically therein:

          "12.5% Note Exchange Agreement" means the Note Exchange Agreement entered into as of June 27, 2001, by and among Rite Aid and the entities listed on Schedule I to the Agreement relating to the issuance of the Exchange Notes in exchange for $152,025,000 principal amount of Rite Aid's 10.5% Senior Secured
Notes due 2002.

          "12.5% Note Registration Rights Agreement" means the Exchange and
Registration Rights Agreement, dated as of June 27, 2001, among the Company, each of the Subsidiary Guarantors and the Holders from time to time as provided therein, as such agreement may be amended from time to time.

          Section 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Rite Aid, each Subsidiary Guarantor and each Grantor represents and warrants to each of the Majority Senior Parties, the
Second

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Priority Collateral Trustee and each Second Priority Representative that, as of the Amendment Effective Date:

          (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

          (b) The representations and warranties of such person set forth in each Senior Loan Document and Second Priority Collateral Document to which such person is a party are true and correct in all material respects on and as of the
Amendment Effective Date with the same effect as though made on and as of the
Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date).

          (c) After giving effect to the agreements herein, no Default has occurred and is continuing.

          Section 3. Effectiveness. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which (i) the Second Priority
Collateral Trustee shall have received counterparts of this Amendment that, when taken together, bear the signatures of Rite Aid, the Subsidiary Guarantors, the
Grantors and the Second Priority Collateral Trustee, (ii) Amendment No. 5 to the
Senior Credit Facility, dated as of April 14, 2003 (the "Senior Credit Facility
Amendment"), shall have become (or concurrently with the effectiveness of this
Amendment shall become) effective pursuant to its terms and (iii) Amendment No.
1 dated as of April 15, 2003 (the "Intercreditor Agreement Amendment") to the
Collateral Trust and Intercreditor Agreement shall have become (or concurrently with the effectiveness of this Amendment shall become) effective pursuant to its terms (and this Amendment shall have been deemed to have become effective concurrently with the effectiveness of the Senior Credit Facility Amendment).

          Section 4. Acknowledgement. Each party hereto acknowledges that (i)
upon the effectiveness of the Senior Credit Facility Amendment, the Majority
Senior Parties have consented to this Amendment pursuant to Section 2 of the
Senior Credit Facility Amendment and (ii) upon the effectiveness of the
Intercreditor Agreement Amendment, the Second Priority Instructing Group has
consented to this Amendment pursuant to Section 2 of the Intercreditor Agreement
Amendment.

          Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 6. Reference to Agreements. Except as amended hereby, each of the Second Priority Subsidiary Security Agreement, the Second Priority
Subsidiary Guarantee and the Second Priority Indemnity, Subrogation and
Contribution Agreement shall remain in full force and effect and each such agreement is hereby ratified and

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confirmed in all respects. On and after the Amendment Effective Date, each reference in each of the Second Priority Subsidiary Security Agreement, the
Second Priority Subsidiary Guarantee and the Second Priority Indemnity,
Subrogation and Contribution Agreement to "this Agreement", "hereunder",
"hereof", "herein", or words of like import, and each reference to the Second
Priority Subsidiary Security Agreement, the Second Priority Subsidiary Guarantee
and the Second Priority Indemnity, Subrogation and Contribution Agreement shall be deemed a reference to each of the Second Priority Subsidiary Security
Agreement, the Second Priority Subsidiary Guarantee and the Second Priority
Indemnity, Subrogation and Contribution Agreement, respectively, as amended hereby. This Amendment shall constitute a "Second Priority Debt Document" for all purposes of each of the Second Priority Subsidiary Security Agreement, the
Second Priority Subsidiary Guarantee and the Second Priority Indemnity,
Subrogation and Contribution Agreement and the other Second Priority Debt
Documents.

          Section 7. Costs and Expenses. Rite Aid agrees to reimburse each of the Senior Collateral Agent and the Second Priority Collateral Trustee for its
reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for each of the Senior
Collateral Agent and the Second Priority Collateral Trustee.

          Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          Section 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

                                             RITE AID CORPORATION,

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             THE SUBSIDIARIES OF RITE AID
                                             LISTED ON SCHEDULE I HERETO,

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             WILMINGTON TRUST COMPANY as
                                             Second Priority Collateral Trustee,

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                      SCHEDULE I

                         Subsidiary Guarantors/Grantors